                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) OCTOBER 22, 1998

                               KOGER EQUITY, INC.
-------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


                                    FLORIDA
-------------------------------------------------------------------------------
                    (State of incorporation or organization)


             1-9997                                      2898045
-------------------------------------------------------------------------------
     (Commission File Number)                (IRS Employer Identification No.)


              8880 FREEDOM CROSSING TRAIL
                JACKSONVILLE, FLORIDA                     32256
-------------------------------------------------------------------------------
     (Address of principal executive offices)           (Zip Code)


       Registrant's telephone number, including area code: (904)732-1000
-------------------------------------------------------------------------------


                                      N/A
-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS.

      On October 22, 1998, Koger Equity, Inc. (the "Company") completed the acquisition of the Vanguard Office Centre, a suburban office park located in Charlotte, North Carolina, for a total purchase price of $52.3 million. This office park consists of 13 buildings, containing approximately 548,000 gross square feet, on approximately 40 acres of land. This transaction was structured as a contribution of the property to a down-REIT partnership to be called Koger-Vanguard Partners, L.P., whose general partner is the Company. The purchase price was paid by the assumption of approximately $22.2 million of debt, the issuance of 999,710 partnership operating units (valued at approximately $22.95 million) and the balance in cash. The partnership operating units carry with them the right to redeem the units for common shares of the Company on a one-operating-unit-for-one-share basis or, at the option of the Company, the units may be redeemed for cash. The funds required for this acquisition were drawn from the Company?s secured revolving credit facility.

      The Company considered various factors in determining the price to be paid for this acquisition. Factors considered include nature of the tenants and terms of leases in place, opportunities for alternative and new tenancies, historical and expected cash flow, occupancy rates, current operating costs on the properties and anticipated changes therein under Company ownership, the physical condition and location of the properties, need for capital improvements, the anticipated effect on the Company?s financial results, and other factors. The Company takes into consideration capitalization rates at which it believes other comparable properties have recently sold. However, the Company determines the price it is willing to pay primarily on the factors discussed above relating to the properties themselves and their fit into the Company?s existing operations. No separate independent appraisals were obtained in connection with this acquisition. The Company, after investigation, is not aware of any material factors, other than those discussed above, which would cause the financial information reported not to be necessarily indicative of future operating results.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

      Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

      (a)    Financial Statements of Real Estate Acquired.

             Statement of Revenues and Certain Expenses of Vanguard Office Centre for the year ended December 31, 1997.

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders of Koger Equity, Inc.
Jacksonville, Florida


We have audited the accompanying statement of revenues and certain expenses of the properties known as The Vanguard Office Centre - Charlotte, North Carolina for the year ended December 31, 1997. This financial statement is the responsibility of management. Our responsibility is to express an opinion on the financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the filing of Form 8-K of Koger Equity, Inc. as a result of the acquisition of these properties). Material amounts, described in Note 1 to the statement of revenues and certain expenses, that would not be comparable to those resulting from future operations of the acquired properties are excluded and the statement is not intended to be a complete presentation of the acquired properties' revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of The Vanguard Office Centre - Charlotte, North Carolina for the year ended December 31, 1997 in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP
Jacksonville, Florida
August 21, 1998

             THE VANGUARD OFFICE CENTRE - CHARLOTTE, NORTH CAROLINA
                   STATEMENT OF REVENUES AND CERTAIN EXPENSES
                          YEAR ENDED DECEMBER 31, 1997



REVENUES:
  Rental income                                                 $6,875,065
  Recoverable expenses                                             224,869
  Other income                                                      25,449
                                                                ----------
       Total revenues                                            7,125,383
                                                                ----------
CERTAIN EXPENSES:
  Property operations                                            1,898,685
  Real estate taxes                                                458,912
  Management costs and fees                                        681,365
                                                                ----------
       Total certain expenses                                    3,038,962
                                                                ----------
REVENUES IN EXCESS OF CERTAIN EXPENSES                          $4,086,421
                                                                ==========



See notes to statement of revenues and certain expenses.

             THE VANGUARD OFFICE CENTRE - CHARLOTTE, NORTH CAROLINA
              NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
                          YEAR ENDED DECEMBER 31, 1997

1.   BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The Vanguard Office Centre, an office development located in Charlotte, North Carolina, will be acquired by Koger Equity, Inc. on or about October 1, 1998. The statement of revenues and certain expenses includes information related to the operations of The Vanguard Office Centre for the period from January 1, 1997 through December 31, 1997 as recorded by the properties' previous owners, 77 Center Investors Limited Partnership and 77 Center Investors II Limited Partnership, Maryland limited partnerships.

     The accompanying historical financial statement information is presented in conformity with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. Accordingly, the financial statement is not representative of the actual operations for the year ended December 31, 1997 as certain expenses, which may not be comparable to the expenses expected to be incurred in the future operations of the acquired properties, have been excluded. Expenses excluded consist of interest, depreciation and amortization, and other costs not directly related to the future operations of the acquired properties.

     MANAGEMENT'S USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     RENTAL INCOME - Rental income is recognized on a straight-line basis over the terms of the related leases.

     PROPERTY OPERATIONS EXPENSES - Property operations expenses consist primarily of utilities, insurance, repairs and maintenance, security and safety, cleaning and other administrative expenses.

     MANAGEMENT COSTS AND FEES - The properties were managed by an affiliate of the previous owner for a property management fee of 5% of rental and other revenues plus reimbursement of personnel and other costs related to management of the properties.

2.   OPERATING LEASES

     Operating revenue is principally obtained from business tenant rentals under operating leases. Certain leases in force at December 31, 1997 included early termination provisions. Future minimum rentals under all operating leases (including those with early termination provisions) of business tenants as of December 31, 1997 are as follows:

              YEAR ENDING DECEMBER 31,
              ------------------------
                  1998                                $ 7,224,583
                  1999                                  6,373,036
                  2000                                  5,678,656
                  2001                                  4,516,993
                  2002                                  3,668,419
                  Thereafter                            1,543,038
                                                      -----------
                      Total                           $29,004,725
                                                      ===========

     For the year ended December 31, 1997, two tenants each contributed more than ten percent of rental revenues and, collectively, represented approximately 34% of rental revenues.

(b)  Pro Forma Financial Statements

     The following unaudited pro forma financial statements set forth (i) the pro forma balance sheet as of September 30, 1998, as if the acquisition occurred on September 30, 1998, and (ii) the pro forma statements of operations for the year ended

December 31, 1997 and the nine months ended September 30, 1998, as if the acquisition occurred on January 1, 1997. The pro forma financial statements are based upon assumptions contained in the notes thereto and should be read in conjunction with such notes.

     The following unaudited pro forma financial statements may not necessarily reflect the results of operations or financial position of the Company which would have actually resulted had the acquisition occurred as of the date and for the periods indicated, nor should they be taken as indicative of the future results of operations or the future financial position of the Company. Differences would result from various factors, including changes in the amounts of rents received and rental expenses paid in connection with operating the office buildings acquired and changes in the interest rates assumed on the Company?s secured revolving credit facility.

                               KOGER EQUITY, INC.
                       UNAUDITED PRO FORMA BALANCE SHEET
                               SEPTEMBER 30, 1998
                                 (IN THOUSANDS)



                                                                          HISTORICAL         PRO FORMA           PRO FORMA
                                                                           9/30/98          ADJUSTMENTS           9/30/98
                                                                         ------------       -----------        -----------
ASSETS
Operating properties:
  Real estate                                                            $   798,166        $    52,950  (a)   $   851,116
  Furniture and equipment                                                      3,316                                 3,316
  Accumulated depreciation                                                  (122,515)                             (122,515)
                                                                         ------------       -----------        -----------
      Operating properties - net                                             678,967             52,950            731,917
Properties under construction                                                 37,920                                37,920
Undeveloped land held for investment                                          17,553                                17,553
Undeveloped land held for sale                                                 1,263                                 1,263
Cash and temporary investments                                                 3,249                445  (a)         3,694
Accounts receivable, net                                                       6,111                                 6,111
Investment in Koger Realty Services, Inc.                                      1,103                                 1,103
Cost in excess of fair value of net assets acquired - net                      1,743                                 1,743
Other assets                                                                  13,256                (50) (a)        13,206
                                                                         -----------       ------------        -----------
      TOTAL ASSETS                                                       $   761,165       $     53,345        $   814,510
                                                                         ===========       ============        ===========

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
  Mortgages and loans payable                                            $   260,481       $     29,420  (a)   $   289,901
  Accounts payable                                                             6,596                                 6,596
  Accrued real estate taxes payable                                            7,896                390  (a)         8,286
Accrued liabilities - other                                                    7,859                314  (a)         8,173
  Dividends payable                                                            7,973                                 7,973
  Advance rents and security deposits                                          4,715                268  (a)         4,983
                                                                         -----------        -----------        -----------
Total Liabilities                                                            295,520             30,392            325,912
                                                                         -----------        -----------        -----------

Minority Interest                                                                                22,953  (a)        22,953
                                                                         -----------        -----------        -----------

Shareholders' Equity:
  Common stock                                                                   286                                   286
  Capital in excess of par value                                             454,909                               454,909
  Retained earnings                                                           30,752                                30,752
  Treasury stock, at cost                                                    (20,302)                              (20,302)
                                                                         -----------        -----------        -----------
      Total Shareholders' Equity                                             465,645                               465,645
                                                                         -----------        -----------        -----------
      TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                         $   761,165        $    53,345        $   814,510
                                                                         ===========        ===========        ===========



See accompanying notes to unaudited pro forma financial statements.

                               KOGER EQUITY, INC.
                  UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                                 (IN THOUSANDS)

                                                      HISTORICAL        PRO FORMA            PRO FORMA
                                                         1997          ADJUSTMENTS              1997
                                                      -----------      -----------           ----------
REVENUES
 Rental and other rental services                     $   109,501      $     7,125  (a)      $  116,626
 Management fees                                            2,637                                 2,637
 Interest                                                   1,274                                 1,274
 Income from Koger Realty Services, Inc.                      577                                   577
                                                      -----------      -----------           ----------
      Total revenues                                      113,989            7,125              121,114
                                                      -----------      -----------           ----------

EXPENSES
 Property operations                                       44,453            2,512  (a)          46,965
 Depreciation and amortization                             24,073            1,226  (b)          25,299
 Mortgage and loan interest                                16,517            2,321  (c)          18,838
 General and administrative                                 6,374                                 6,374
 Direct cost of management fees                             1,896                                 1,896
 Undeveloped land costs                                       413                                   413
 Recovery of loss on land held for sale                      (379)                                 (379)
                                                      -----------      -----------           ----------
      Total expenses                                       93,347            6,059               99,406
                                                      -----------      -----------           ----------
INCOME BEFORE GAIN ON SALE OR DISPOSITION
   OF ASSETS AND MINORITY INTEREST                         20,642            1,066               21,708
Gain on sale or disposition of assets                       1,955                                 1,955
Minority interest                                                           (1,203) (d)          (1,203)
                                                      -----------      -----------           ----------
INCOME BEFORE INCOME TAXES                                 22,597             (137)              22,460
Income taxes                                                  935              (16)                 919
                                                      -----------      -----------           ----------
INCOME BEFORE EXTRAORDINARY ITEM                      $    21,662      $      (121)          $   21,541
                                                      ===========      ===========           ==========

EARNINGS PER SHARE BEFORE EXTRAORDINARY ITEM:
 Basic                                                $      1.01                            $     1.01
                                                      ===========                            ==========
 Diluted                                              $      0.96                            $     0.96
                                                      ===========                            ==========

WEIGHTED AVERAGE SHARES:
 Basic                                                     21,374                                21,374
                                                      ===========                            ==========
 Diluted                                                   22,495                                22,495
                                                      ===========                            ==========



See accompanying notes to unaudited pro forma financial statements.

                               KOGER EQUITY, INC.
                  UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
               FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 1998
                                 (IN THOUSANDS)


                                                              HISTORICAL        PRO FORMA            PRO FORMA
                                                               9/30/98         ADJUSTMENTS            9/30/98
                                                             ------------      -----------          -----------
REVENUES
 Rental and other rental services                            $     97,195      $     5,809  (a)     $   103,004
 Management fees                                                    1,738                                 1,738
 Interest                                                             392                                   392
 Income from Koger Realty Services, Inc.                            1,062                                 1,062
                                                             ------------      -----------          -----------
      Total revenues                                              100,387            5,809              106,196
                                                             ------------      -----------          -----------

EXPENSES
 Property operations                                               39,197            1,864  (a)          41,061
 Depreciation and amortization                                     20,416              920  (b)          21,336
 Mortgage and loan interest                                        11,518            1,740  (c)          13,258
 General and administrative                                         4,877                                 4,877
 Direct cost of management fees                                       972                                   972
 Undeveloped land costs                                               280                                   280
                                                             ------------      -----------          -----------
      Total expenses                                               77,260            4,524               81,784
                                                             ------------      -----------          -----------
INCOME BEFORE GAIN ON SALE OR DISPOSITION
   OF ASSETS AND MINORITY INTEREST                                 23,127            1,285               24,412
Gain on sale or disposition of assets                                   6                                     6
Minority interest                                                                   (1,271) (d)          (1,271)
                                                             ------------      -----------          -----------
INCOME BEFORE INCOME TAXES                                         23,133               14               23,147
Income taxes                                                          770               29                  799
                                                             ------------      -----------          -----------
INCOME BEFORE EXTRAORDINARY ITEM                             $     22,363      $       (15)         $    22,348
                                                             ============      ===========          ===========

EARNINGS PER  SHARE BEFORE EXTRAORDINARY ITEM:
 Basic                                                       $       0.85                           $      0.85
                                                             ============                           ===========
 Diluted                                                     $       0.83                           $      0.83
                                                             ============                           ===========

WEIGHTED AVERAGE SHARES:
 Basic                                                             26,199                                26,199
                                                             ============                           ===========
 Diluted                                                           26,869                                26,869
                                                             ============                           ===========



See accompanying notes to unaudited pro forma financial statements.

                               KOGER EQUITY, INC.
               NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS


1.    BASIS OF PRESENTATION.

      On October 22, 1998, the Company consummated the Vanguard Office Centre Acquisition. The transaction was structured as a contribution of the property to a down-REIT partnership to be called Koger - Vanguard Partners, L.P., whose general partner is the Company. The financial statements of Koger - Vanguard Partners, L.P. will be consolidated with the Company. This acquisition was funded by the assumption of approximately $22.2 million of debt, the issuance of 999,710 partnership operating units (valued at approximately $22.95 million) and drawing approximately $7.2 million under the Company's secured revolving credit facility. It is the intent of the Company's management to operate the office buildings acquired in a manner similar to the Company's existing office building portfolio.

2.    UNAUDITED PRO FORMA BALANCE SHEET.

      The unaudited pro forma balance sheet as of September 30, 1998 is based on the historical balance sheet for the Company presented in the Quarterly Report on Form 10-Q for the period ended September 30, 1998. The unaudited pro forma balance sheet includes adjustments assuming this acquisition occurred as of September 30, 1998. Significant pro forma adjustments in the unaudited pro forma balance sheet include the following:

  (a) The Company acquired the Vanguard Office Centre, which properties are located in Charlotte, North Carolina, for a purchase price of $52.3 million. This acquisition was funded by the assumption of approximately $22.2 million of debt, the issuance of 999,710 partnership operating units (valued at approximately $22.95 million) and a $7.2 million draw on the Company's secured revolving credit facility.

3. UNAUDITED PRO FORMA STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1997.

      The unaudited pro forma statement of operations for the year ended December 31, 1997 is based on the historical statement of operations for the Company presented in the Annual Report on Form 10-K for the year ended December 31, 1997. The unaudited pro forma statement of operations includes adjustments assuming that the Vanguard Office Centre Acquisition occurred as of January 1, 1997. Significant pro forma adjustments in the unaudited pro forma statement of operations include the following:

   (a) Adjustment required for the historical rental revenues and operating expenses for the properties acquired. Operating expenses do not include historical management fees and administrative salaries for these properties since the Company plans to manage these properties with existing staff.

   (b) Adjustment required to reflect depreciation on the properties acquired, based on the total cost of the Vanguard Office Centre Acquisition. The Company uses the straight-line method for depreciation and amortization using an estimated life of 39 years for buildings.

   (c) Adjustment required to reflect interest expense related to (i) the $22.2 million of debt assumed and (ii) the amount drawn on the secured revolving credit facility ($ 7.2 million) to fund the Vanguard Office Centre Acquisition. The estimated average interest rate on the secured revolving credit facility was 7.145 percent. The average interest rate on the mortgage debt assumed was 8.13 percent.

   (d) Adjustment required to reflect the deduction for minority interest of the limited partners of Koger - Vanguard Partners, L.P. This adjustment was calculated based on the ownership percentage (76%) of the limited partners in Koger - Vanguard Partners, L.P.

4. UNAUDITED PRO FORMA STATEMENT OF OPERATIONS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998.

      The unaudited pro forma statement of operations for the nine months ended September 30, 1998 is based on the historical statement of operations for the Company presented in the Quarterly Report on Form 10-Q for the period ended September 30, 1998. The unaudited pro forma statement of operations includes adjustments assuming that the Vanguard Office Centre Acquisition occurred as of January 1, 1997. Significant pro forma adjustments in the unaudited pro forma statement of operations include the following:

   (a) Adjustment required for the historical rental revenues and operating expenses for the properties acquired. Operating expenses do not include historical management fees and administrative salaries for these properties since the Company plans to manage these properties with existing staff.

   (b) Adjustment required to reflect depreciation on the properties acquired, based on the total cost of the Vanguard Office Centre Acquisition. The Company uses the straight-line method for depreciation and amortization using an estimated life of 39 years for buildings.

   (c) Adjustment required to reflect interest expense related to (i) the $22.2 million of debt assumed and (ii) the amount drawn on the secured revolving credit facility ($7.2 million) to fund the Vanguard Office Centre Acquisition. The estimated average interest rate on the secured revolving credit facility was 7.14 percent. The average interest rate on the mortgage debt assumed was 8.13 percent.

   (d) Adjustment required to reflect the deduction for minority interest of the limited partners of Koger - Vanguard Partners, L.P. This adjustment was calculated based on the ownership percentage (76%) of the limited partners in Koger - Vanguard Partners, L.P.

                               KOGER EQUITY, INC.
           UNAUDITED STATEMENT OF ESTIMATED TAXABLE OPERATING RESULTS
            AND ESTIMATED CASH TO BE MADE AVAILABLE BY OPERATIONS OF
     KOGER EQUITY, INC. FOR THE TWELVE MONTH PERIOD ENDED DECEMBER 31, 1997
                                 (IN THOUSANDS)


REVENUES
 Rental and other rental services                              $   109,521
 Management fees                                                     2,637
 Interest                                                            1,274
 Dividends received from Koger Realty Services, Inc.                   364
 Share of Koger - Vanguard Partners, L.P.  income                      461
                                                               -----------
     Total revenues                                                114,257
                                                               -----------
EXPENSES
 Property operations                                                44,556
 Depreciation and amortization                                      19,510
 Mortgage and loan interest                                         17,034
 General and administrative                                          6,106
 Direct cost of management fees                                      1,866
 Other                                                                 413
 Compensation - exercise of stock options                            3,852
                                                               -----------
     Total expenses                                                 93,337
                                                               -----------
Estimated Taxable Operating Income                                  20,920
Add Back: Depreciation and Amortization                             19,510
                                                               -----------
Estimated Cash To Be Made Available By Operations              $    40,430
                                                               ===========


        Note 1: This statement of estimated taxable operating results and estimated cash to be made available by operations is an estimate of operating results of the Company for the twelve month period ended December 31, 1997 assuming that the Vanguard Office Centre Acquisition occurred on the first day of the twelve month period. However, this statement does not purport to reflect actual results for any period.

        Note 2: Tax depreciation was determined based upon the actual tax depreciation for the Company's existing portfolio and based upon the assumption that the Vanguard Office Centre Acquisition occurred on the first day of the twelve month period.

(c)    Exhibits.

       Exhibit Number      Description
            12             Amended and Restated Agreement of Limited
                           Partnership of Koger Vanguard Partners, L.P., dated as of October 22, 1998, between Koger Equity, Inc.
                           as General Partner and certain persons as Limited
                           Partners of Koger - Vanguard Partners, L.P.

            23             Consent of Deloitte and Touche LLP

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.





                                           KOGER EQUITY, INC.




     Dated:  December 29, 1998             By:       JAMES L. STEPHENS
                                              --------------------------------
                                                     James L. Stephens
                                           Title:    Vice President and
                                                   Chief Accounting Officer